                                    Schroder
                                Emerging Markets
                                      Fund




                                  ANNUAL REPORT
                                  May 31, 1999




                        Schroder Capital Funds (Delaware)

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Schroder Emerging Markets Fund
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Investment Objective

The investment objective of Schroder Emerging Markets Fund (the "Fund") is to seek long-term capital appreciation. The Fund invests primarily in equity securities of issuers domiciled or doing business in emerging market countries, in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.

Investment Adviser

Schroder Investment Management North America Inc. (the "Investment Adviser") is a wholly owned U.S subsidiary of Schroder U.S. Holdings, Inc., an indirect wholly owned U.S. subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 22 countries worldwide. As of December 31,1998, the Schroder Group had over $195 billion in assets under management. As of March 31, 1999, the Investment Adviser, together with its U.K. affiliate, Schroder Investment Management North America Limited, had approximately $28 billion under management.


                                                                   July 21, 1999

Dear Shareholder,

We are pleased to present the annual report for the Schroder Emerging Markets Fund for the fiscal year ended May 31, 1999. While emerging markets experienced substantial volatility and price weakness in the first half of the fiscal year, in the second half many markets stabilized and, in particular, the recently beleaguered Asian economies displayed clear signs of recovery.

The economic problems that began in Asia gradually affected other markets and were exacerbated by Russia's debt default in the first six months of the fiscal year. By early 1999, Latin American economies were themselves facing difficulties, with rising interest rates and risk premiums, and capital outflows from markets such as Brazil. The eventual devaluation of the Brazilian currency proved to be less destabilizing than feared and marked a turnaround in the fortunes of many emerging markets. This shift in sentiment was supported by fundamental improvements in economies as growth resumed in Asia and interest rates declined, and as many of the afflicted economies pursued financial and corporate restructuring plans.

Despite this strong rebound, emerging markets had retreated from their highs by the Fund's year-end. We believe, however, that the fundamental case supporting the asset class remains sound. In the near term, improving growth in world economies and some rebound in commodity prices should benefit emerging markets. In addition, if the current flows of capital into these markets continues, interest rates are likely to further decline. The possibility of increases in U.S. interest rates should not undermine this scenario, as we believe that a lengthy period of rate rises in the U.S. does not appear warranted. Moreover, valuations in emerging markets remain compelling and we believe that levels of volatility seen in the past year have been unusually high and will continue to subside.

Given the rapidly changing investment landscape in emerging markets, we believe our extensive research resources put Schroders in an optimal position to identify attractive long-term investment opportunities for the benefit of investors in this Fund.

Thank you for your interest in the Schroder Emerging Markets Fund.

Sincerely,


/s/ Nancy A. Curtin                         /s/ Alexandra Poe
Nancy A. Curtin                             Alexandra Poe
Chairman                                    President

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Schroder Emerging Markets Fund
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Management Discussion and Analysis (As of May 31, 1999)

Performance
         For the fiscal year ended May 31, 1999, the Schroder Emerging Markets Fund returned 17.88%. Its benchmark, the unmanaged Morgan Stanley Capital International Emerging Markets Free Index returned 3.47%. The Lipper average of peer group funds returned -5.48% for the same period.

         Both country allocation and stock selection contributed to performance. In particular, the Fund benefited from its underweight position in Latin America prior to the Brazilian crisis and subsequent move back into Brazil and Mexico, and its extreme overweight position in Korea due to the dramatic rise in the Korean market over the period. Additionally, the Fund's overweight positions in Indonesia and Thailand and underweight position in the weak South African market added value. Stock selection was especially strong in Asia, Korea, Taiwan and South Africa.

Market Background
         The past 12 months were a tumultuous period for both the emerging markets' economies and stock markets. After experiencing declines of over -15.35% in the first half of the fiscal year, the emerging markets rose 23.8% in the second half of the fiscal year. Two significant events negatively impacted the emerging markets during the 12-month period: market pressure forced Russia to devalue its currency and effectively default on its domestic debt in August 1998. The crisis in Russia then spread to Brazil, where a build up of short-term debt threatened the stability of the Brazilian currency and resulted in the devaluation of the real. However, the Brazilian devaluation did not cause widespread financial contagion as had been feared, thereby removing a major source of uncertainty. In particular, the Latin American markets rebounded strongly. Brazil, itself, staged a sharp economic recovery triggered by expeditious, supportive actions by Brazil's new Central Bank governor, Arminio Fraga, and the International Monetary Fund. Additionally, the Asian markets, led first by Korea and then, more recently, by Thailand and the Philippines experienced exceptionally strong gains as the pace of restructuring accelerated.

Portfolio Review
         At the beginning of the fiscal year the Fund was underweight in Latin America, as a tight credit environment prevented economic growth. The Fund remained underweight in Latin America until after the Brazilian devaluation and thereafter invested back in the region in order to benefit from the upturn in Brazil's economy. To raise assets for this repositioning, we steadily reduced the Fund's weighting in Europe, the Middle East and Africa (EMEA), as some valuations appeared to be peaking, the economic outlook was deteriorating and further interest rate cuts looked unlikely. We increased the Fund's exposure to Asia during the period, due to a sharp decline in local interest rates and signs of a turnaround in economic growth in the region. Over the period, we reduced the Fund's cash position due to an improved outlook for emerging markets generally.

Outlook
         We are positive in our outlook for the asset class, with global growth expected to be driven by continued economic recovery in Asia. Going forward, the Fund is overweight in Asia, although we have taken some profits in Korea following its dramatic rise over the past 12 months. Additionally, the Fund has added to its positions in the Philippines and Indonesia where valuations are attractive. Within Latin America, we continue to favor the larger markets of Brazil and Mexico, as these should benefit from declining interest rates and lower inflation. Within EMEA, we favor Eastern Europe, specifically Poland and Hungary, and Israel, which we believe should benefit from lower inflation and falling interest rates.

The views expressed in this report were those of the Fund's portfolio managers as of May 31, 1999, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs

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Schroder Emerging Markets Fund
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Investment Adviser's Report -- Comparison of Change in Value of $10,000
Investment

The following information compares a change in value of a $10,000 investment in the Investor Shares of the Fund with the performance of the Morgan Stanley Capital International Emerging Markets Free Index (the "Index"). The Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America, and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. The Fund's total expenses include operating expenses that reduce returns, while the total return of the Index does not. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Past performance cannot predict nor guarantee future results.

             Schroder Emerging Markets Fund -- Investor Shares vs.
                 MSCI EMF Index and MSCI EMF Index Ex-Malaysia

                               [GRAPHIC OMITTED]

Investment Value on 5/31/99 of $10,000 invested on 10/31/97
-----------------------------------------------------------
Schroder Emerging Market Fund -- Investor Shares   $ 10,656
MSCI EMF Index                                     $  9,254
MSCI EMF Index Ex-Malaysia                         $  9,536*

Average Annual Total Return on 5/31/99               1 Year     Since Inception(a)
--------------------------------------               ------     ------------------
Schroder Emerging Market Fund -- Investor Shares     17.88%            4.09%
MSCI EMF Index                                        3.47%           -4.78%

                  Schroder Emerging Markets Fund        MSCI EMF Index      MSCI EMF Index Ex-Malaysia
10/31/97                    $ 10,000.00                  $ 10,000.00                $ 10,000.00
11/30/97                    $  9,670.00                  $  9,635.10                $  9,779.83
12/31/97                    $ 10,050.00                  $  9,867.29                $ 10,033.90
01/31/98                    $  9,370.00                  $  9,093.40                $  9,268.43
02/28/98                    $ 10,140.00                  $ 10,042.56                $ 10,012.06
03/31/98                    $ 10,440.00                  $ 10,478.37                $ 10,505.09
04/30/98                    $ 10,470.00                  $ 10,364.26                $ 10,510.84
05/31/98                    $  9,040.00                  $  8,944.36                $  9,096.51
06/30/98                    $  8,220.00                  $  8,006.09                $  8,210.12
07/31/98                    $  8,630.00                  $  8,259.94                $  8,529.75
08/31/98                    $  6,400.00                  $  5,871.99                $  6,058.60
09/30/98                    $  6,740.00                  $  6,244.48                $  6,478.14
10/31/98                    $  7,360.00                  $  6,902.02                $  7,160.62
11/30/98                    $  7,930.00                  $  7,476.05                $  7,703.40
12/31/98                    $  8,388.99                  $  7,367.72                $  7,591.78
01/31/99                    $  8,358.89                  $  7,248.88                $  7,469.32
02/28/99                    $  8,318.75                  $  7,319.39                $  7,541.98
03/31/99                    $  9,442.63                  $  8,284.01                $  8,535.93
04/30/99                    $ 10,857.52                  $  9,308.91                $  9,592.00
05/31/99                    $ 10,656.83                  $  9,254.76                $  9,536.20

(a) Inception date of the Fund was October 31, 1997.
 * Until November 30,1998 Schroder used, as a customized index for the Fund, the Index ex-Malaysia. Since that date, the Index has not included Malaysian companies, and no further customization has been required. The Investment Value shown for "MSCI EMF Index Ex-Malaysia" is based on the return of the Index ex-Malaysia for the period through November 30,1998 and on the actual return of the Index for the period thereafter.

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Schroder Emerging Markets Fund
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            Portfolio Characteristics as of May 31, 1999 (unaudited)

                           Top Ten Holdings

Security                                                  % of Net Assets*
--------------------------------------------------------------------------
Telefonos de Mexico SA ADR                                        4.8%
Pohang Iron & Steel Co. Ltd.                                      2.4
Samsung Electronics Co.                                           2.2
YPF Sociedad Anonima ADR                                          2.2
SK Telecom Co. Ltd. Warrants                                      2.0
Petroleo Brasileiro SA - Petrobras (Preferred)                    1.8
Cifra SA de CV                                                    1.7
United World Chinese Commercial Bank                              1.7
Taiwan Semiconductor Manufacturing Co.                            1.6
Telecomunicacoes de Sao Paulo SA - Telesp (Preferred)             1.6
                                                                 ----
                                                                 22.0%
                                                                 ====
                                    Country Weightings
Country                              % of Net Assets*        MSCI EMF Index
---------------------------------------------------------------------------
Argentina                                   3.8%                  4.7%
Botswana                                    0.3                   0.0
Brazil                                     11.5                   9.6
Chile                                       2.0                   4.3
China                                       1.6                   0.6
Czech Republic                              1.0                   0.9
Egypt                                       0.9                   0.0
Greece                                      2.5                   7.1
Hong Kong                                   0.5                   0.0
Hungary                                     1.3                   1.2
India                                       6.5                   8.4
Indonesia                                   2.3                   2.0
Israel                                      3.4                   3.2
Korea, Republic of                         12.8                  12.9
Luxembourg                                  0.4                   0.0
Mauritius                                   0.3                   0.0
Mexico                                     14.5                  12.9
Peru                                        1.0                   0.9
Philippines                                 3.0                   2.1
Poland                                      1.6                   1.3
Russia                                      1.6                   2.0
South Africa                                8.8                   9.1
Taiwan                                      7.7                   9.3
Thailand                                    3.1                   3.1
Turkey                                      2.3                   2.4
Zimbabwe                                    0.8                   0.0
Cash and Other Net Assets                   4.5                   0.0
                                          -----
                                          100.0%
                                          =====

* Expressed as a percentage of the net assets of Schroder EM Core Portfolio

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Schroder Emerging Markets Fund
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Statement of Assets and Liabilities
May 31, 1999

Assets:
      Investments (Notes 1 and 2):
           Investment in Schroder EM Core Portfolio (the "Portfolio")                        $ 2,064,510
      Receivable for Fund shares sold                                                            152,967
      Receivable from administrator (Note 3)                                                      17,504
      Other receivables                                                                              305
                                                                                             -----------

                               Total Assets                                                    2,235,286
                                                                                             -----------

Liabilities:
      Accrued expenses                                                                            17,552
                                                                                             -----------


                               Net Assets                                                    $ 2,217,734
                                                                                             ===========

Components of Net Assets:
      Paid-in capital                                                                        $ 1,777,248
      Undistributed net investment income                                                          6,691
      Accumulated net realized gain                                                              198,606
      Net unrealized appreciation on investments and foreign currency transactions               235,189
                                                                                             -----------

                               Net Assets                                                    $ 2,217,734
                                                                                             ===========

Shares of Beneficial Interest                                                                    208,763


Net Asset Value, Offering, and Redemption Price Per Share                                        $ 10.62

    The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund
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
Statement of Operations
For the Year Ended May 31, 1999


Net Investment Income Allocated from the Portfolio:
      Dividend income (net of unrecoverable foreign withholding taxes of $1,596)             $  20,002
      Interest income                                                                            4,468
      Net expenses                                                                             (15,866)
                                                                                             ---------
                               Net Investment Income Allocated from the Portfolio                8,604
                                                                                             ---------

Expenses:
      Administration (Note 3)                                                                   1,695
      Subadministration (Note 3)                                                                25,000
      Transfer agency                                                                           17,454
      Accounting                                                                                12,000
      Legal                                                                                      1,626
      Audit                                                                                     11,447
      Registration                                                                              12,618
      Printing                                                                                   2,098
      Trustees                                                                                     115
      Miscellaneous                                                                                230
                                                                                             ---------
                               Total Expenses                                                   84,283
      Fees waived and expenses reimbursed (Note 4)                                            (81,464)
                                                                                             ---------
                               Net Expenses                                                      2,819
                                                                                             ---------

Net Investment Income                                                                            5,785
                                                                                             ---------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign
   Currency Transactions Allocated from the Portfolio:
      Net realized gain on investments                                                         199,523
      Net realized gain on foreign currency transactions                                         2,854
                                                                                             ---------
                               Net realized gain on investments and foreign
                                   currency transactions                                       202,377
                                                                                             ---------

      Net change in unrealized appreciation on investments                                     240,027
      Net change in unrealized depreciation on foreign
         currency transactions                                                                  (2,648)
                                                                                             ---------
                               Net change in unrealized appreciation on
                                   investments and foreign currency transactions               237,379
                                                                                             ---------

Net Realized and Unrealized Gain on Investments and Foreign
   Currency Transactions Allocated from the Portfolio                                          439,756
                                                                                             ---------

Net Increase in Net Assets Resulting From Operations                                         $ 445,541
                                                                                             =========

    The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund
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Statements of Changes in Net Assets

                                                                            For the Year         For the Period
                                                                                Ended                 Ended
                                                                            May 31, 1999         May 31, 1998 (a)
                                                                            ------------         ----------------
Net Assets, Beginning of Period                                             $    17,827            $         -
                                                                            ------------           -----------

Operations:
      Net investment income                                                       5,785                     37
      Net realized gain (loss) on investments
         and foreign currency transactions                                      202,377                   (915)
      Net change in unrealized appreciation (depreciation) on
         investments and foreign currency transactions                          237,379                 (2,190)
                                                                            -----------            -----------
      Net increase (decrease) in net assets resulting from operations           445,541                 (3,068)
                                                                            -----------            -----------

Distributions to Shareholders from:
      Net investment income                                                      (1,988)                     -
                                                                            -----------            -----------

Capital Share Transactions:
      Sale of shares                                                          5,729,736                 20,895
      Reinvestment of distributions                                               1,988                      -
      Redemption of shares                                                   (3,975,370)                     -
                                                                            -----------            -----------
      Net increase from capital share transactions                            1,756,354                 20,895
                                                                            -----------            -----------

      Net increase in net assets                                              2,199,907                 17,827
                                                                            -----------            -----------

Net Assets, End of Period (Including line A)                                  2,217,734            $    17,827
                                                                            ===========            ===========

(A) Undistributed net investment income                                     $     6,691            $        39
                                                                            ===========            ===========

Share Transactions:
      Sale of shares                                                            636,064                  1,971
      Reinvestment of distributions in shares                                       233                      -
      Redemption of shares                                                     (429,505)                     -
                                                                            -----------            -----------
      Net increase in shares                                                    206,792                  1,971
                                                                            ===========            ===========

(a) From October 31, 1997 (commencement of operations) through May 31, 1998.

    The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund
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Financial Highlights

Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                                                            For the Year           For the Period
                                                                               Ended                   Ended
                                                                            May 31, 1999          May 31, 1998 (a)
                                                                            ------------          ---------------
Net Asset Value, Beginning of Period                                           $ 9.04                  $10.00
                                                                               ------                  ------
Investment Operations
     Net Investment Income (b)                                                   0.03                    0.02
     Net Realized and Unrealized Gain (Loss) on Investments
         and Foreign Currency Transactions                                       1.58                   (0.98)
                                                                               ------                  ------
Total from Investment Operations                                                 1.61                   (0.96)
                                                                               ------                  ------
Distributions from Net Investment Income                                        (0.03)                      -
                                                                               ======                  ======
Net Asset Value, End of Period                                                 $10.62                   $9.04
                                                                               ======                  ======

Total Return (c)                                                                17.88%                  (9.60)%

Ratio/Supplementary Data
Net Assets at End of Period (in thousands)                                     $2,218                  $   18
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees (b)(d)                       1.65%                   1.70%
    Expenses excluding reimbursement/waiver of fees (b)(d)                      10.74%                     - (e)
    Net investment income (loss) including reimbursement/
        waiver of fees (b)(d)                                                    0.51%                   1.72%
Portfolio Turnover Rate (f)                                                       177%                     23%

(a) Investor Class shares were first issued on October 31, 1997.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4). Total return calculations for a period of less than one year are not annualized.
(d) Annualized for periods less than one year.
(e) Amount is not meaningful due to short period of operations.
(f) Rate represents the turnover of the underlying Portfolio.

    The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund
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Notes to Financial Statements

Note 1.  Organization

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company on February 29, 1988, and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), currently has eight investment portfolios. Included in this report is the Schroder Emerging Markets Fund (the "Fund"), a non-diversified portfolio that commenced operations on October 31, 1997. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of May 31, 1999, only Investor Shares had been issued.

Master-Feeder Arrangement
         The Fund seeks to achieve its investment objective by investing all its investable assets in Schroder EM Core Portfolio (the "Portfolio"), a separate non-diversified portfolio of Schroder Capital Funds ("Schroder Core") that has the same investment objective and substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. Schroder Core is also registered as an open-end management investment company. The Fund may withdraw its investment in the Portfolio at any time if the Trust's Board of Trustees determine that it is in the best interest of the Fund and its shareholders to do so. The Fund accounts for its investment in the Portfolio as a partnership investment and records daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. As of May 31, 1999, the Fund owned approximately 14.8% of the interests in the Portfolio.

Note 2.  Significant Accounting Policies

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following summarizes the significant accounting policies of the
Fund:

Security Valuation
         The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio is discussed in the Notes to the Financial Statements of the Portfolio.

Investment Income and Expenses
         The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund incurred its own expenses.

Distributions to Shareholders
         Dividends and capital gain distributions, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Portfolio, timing differences and differing characterizations of distributions made by the Fund.

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Schroder Emerging Markets Fund
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Notes to Financial Statements (continued)

Federal Taxes
         The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

Expense Allocation
         The Trust accounts separately for the assets and liabilities and operation of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's net assets.

Note 3.  Investment Advisory and Other Services

Investment Adviser
         Schroder Investment Management North America Inc. ("SIMNA") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund. Until July 1, 1999, Schroder Capital Management International Inc. ("SCMI") served as the investment adviser to the Fund; on that date, SCMI was merged into SIMNA, and SIMNA commenced serving as investment adviser to the Fund. SCMI was, and SIMNA is, a wholly owned subsidiary of Schroder U.S. Holdings, Inc. The Fund currently invests all its assets in the Portfolio, which retains SIMNA to act as investment adviser, pursuant to the Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio.

Administrator and Subadministrator
         The administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.15% of the average daily net assets of the Fund. Through May 31, 1999, the Fund paid subadministration fees to Forum Administrative Services, LLC ("FAdS") at an annual rate, payable monthly, of 0.075% of the average daily net assets of the Fund, subject to a $25,000 minimum annual fee. Effective June 1, 1999, the Fund has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under the Agreement, State Street is entitled to receive an annual fee from the Fund of $25,000, payable monthly.

Note 4.  Waiver of Fees and Reimbursement of Expenses

          SIMNA is contractually obligated during the current fiscal year to reduce its compensation (and, if necessary, to pay certain expenses of the Fund) to the extent that the Fund's expenses exceed 1.70% of the Fund's average daily net assets attributable to Investor Shares. SIMNA and Schroder Advisors may voluntarily waive all or a portion of their fees, from time to time. For the year ended May 31, 1999, Schroder Advisors, FAdS and Forum Shareholder Services LLC, then the Fund's transfer and dividend disbursing agent, waived fees of $1,695, $24,152, and $4,000, respectively, and Schroder Advisors reimbursed expenses of $51,617.

Note 5.  Beneficial Interest

         As of May 31, 1999, one affiliated shareholder was record owner of approximately 59% of the total outstanding shares of the Fund.

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Schroder Emerging Markets Fund
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Report of Independent Accountants

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder Emerging Markets Fund:

         In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)) at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


                                                 PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 1999

--------------------------------------------------------------------------------
 Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Schedule of Investments
As of May 31, 1999

          Shares                              Security Description                                 Value
          ------                              --------------------                                 -----
Argentina (3.8%)
Common Stock
                    2,200     Banco de Galicia y Buenos Aires SA de CV ADR                     $     46,063
                    6,400     Perez Companc SA "B" Shares                                            38,237
                    2,000     Telecom Argentina ADR                                                  57,000
                    2,500     Telefonica de Argentina SA, ADR                                        80,938
                    7,200     YPF Sociedad Anonima ADR                                              303,300
                                                                                               ------------
                                                                                                    525,538
                                                                                               ------------

Botswana (0.3%)
Common Stock
                   37,700     Sechaba Breweries Ltd.                                                 41,073
                                                                                               ------------

Brazil (11.5%)
Common Stock
                    2,000     Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR           36,250
                   10,700     Companhia Cervejaria Brahma ADR                                       109,675
                    8,069     Companhia Energetica de Minas Gerais - CEMIG ADR                      169,284
                1,638,000     Companhia Paulista de Forca e Luz - CPFL                              109,995
                    8,600     Companhia Vale do Rio Doce                                            116,086
                    4,700     Tele Celular Sul Participacoes SA ADR                                  88,419

Preferred Stock
                  123,000     Banco Itau SA                                                          63,023
                    7,500     Companhia Vale do Rio Doce                                            133,140
                   17,700     Petroleo Brasileiro SA - Petrobras                                    248,919
                    3,200     Tele Centro Sul Participacoes SA                                      172,800
                1,792,000     Telecomunicacoes de Sao Paulo SA - Telesp                             216,897
                    6,000     Telesp Participacoes SA                                               131,250
                                                                                               ------------
                                                                                                  1,595,738
                                                                                               ------------

Chile (2.0%)
Common Stock
                    1,600     Banco Santander Chile ADR                                              25,802
                    3,900     Chilectra SA                                                           88,818
                    4,000     Distribucion y Servicio D&S SA ADR                                     67,500
                    2,000     Embotella Andina SA                                                    31,250
                        1     Enersis SA ADR                                                             19
                      952     Quimica y Minera de Chile SA ADR                                       33,208
                    3,300     Quinenco SA ADR                                                        34,650
                                                                                               ------------
                                                                                                    281,247
                                                                                               ------------

China (1.6%)
Common Stock
                  284,000     Yanzhou Coal Mining Co. Ltd.                                           71,782
                  880,000     Yizheng Chemical Fibre Co. Ltd.                                       131,640
                  102,000     Zhenhai Refining & Chemical Co. Ltd.                                   20,257
                                                                                               ------------
                                                                                                    223,679
                                                                                               ------------

Czech Republic (1.0%)
Common Stock
                    4,200     Ceska Sporitelna AS*                                                   19,558
                    4,400     Komercni Banka AS GDR*                                                 26,180
                    5,440     SPT Telekom AS                                                         90,402
                                                                                               ------------
                                                                                                    136,140
                                                                                               ------------

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Schedule of Investments (continued)
As of May 31, 1999

          Shares                              Security Description                                 Value
          ------                              --------------------                                 -----
Egypt (0.9%)
Common Stock
                    6,270     Oriental Weavers Co.                                             $    128,606
                                                                                               ------------

Greece (2.5%)
Common Stock
                    1,653     Alpha Credit Bank                                                     112,384
                    2,960     Hellenic Bottling Co. SA                                               86,587
                    6,918     Hellenic Telecommunication Organization SA                            150,108
                                                                                               ------------
                                                                                                    349,079
                                                                                               ------------

Hong Kong (0.5%)
Common Stock
                   28,000     China Merchants Holdings International Co. Ltd.                        18,054
                   24,000     Cosco Pacific Ltd.                                                     14,160
                   19,000     New World Infrastructure Ltd.*                                         30,505
                   90,000     Zhehuang Expressway Co. Ltd.                                           13,115
                                                                                               ------------
                                                                                                     75,834
                                                                                               ------------

Hungary (1.3%)
Common Stock
                    3,340     Matav RT ADR                                                           93,520
                    3,800     Mol Magyar Olaj RT GDR                                                 92,720
                                                                                               ------------
                                                                                                    186,240
                                                                                               ------------

India (6.5%)
Common Stock
                      900     Infosys Technologies Ltd.                                              44,775
                    7,100     ITC Ltd. GDR                                                          187,263
                    7,500     Larsen & Toubro Ltd. GDR                                               93,563
                    4,300     Mahanagar Telephone GDR                                                38,915
                   24,000     Mahindra & Mahindra Ltd. GDR                                          114,000
                    6,700     Pentafour Software & Exports Ltd. GDR (a)                             153,162
                   24,400     Reliance Industries Ltd.                                              210,450
                    6,300     State Bank of India                                                    66,308
                                                                                               ------------
                                                                                                    908,436
                                                                                               ------------

Indonesia (2.3%)
Common Stock
                  795,000     PT Bank Internasional Indonesia                                        21,982
                   13,000     PT Gudang Garam Tbk                                                    25,081
                   42,000     PT Hanjaya Mandala Sampoerna Tbk                                       67,612
                   60,000     PT Indofoods Sukses Makmur Tbk                                         59,355
                   17,000     PT Indosat (Persero) Tbk                                               34,470
                  249,000     PT Telekomunikasi Indonesia                                           115,515
                                                                                               ------------
                                                                                                    324,015
                                                                                               ------------

Israel (3.4%)
Common Stock
                   19,110     Bank Hapoalim Ltd.                                                     48,478
                   35,000     Bank Leumi Le-Israel                                                   65,910
                    2,780     ECI Telecommunications Ltd.                                            96,258
                    1,700     Gilat Satellite Networks Ltd.*                                         89,675
                      800     Koor Industries Ltd.                                                   86,503
                    1,840     Teva Pharmaceutical Industries Ltd. ADR                                90,390
                                                                                               ------------
                                                                                                    477,214
                                                                                               ------------

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Schedule of Investments (continued)
As of May 31, 1999

          Shares                              Security Description                                 Value
          ------                              --------------------                                 -----
Korea, Republic of  (12.8%)
Common Stock
                    4,240     Daewoo Securities Co.                                            $      4,756
                   11,500     Kookmin Bank GDR                                                      174,074
                    6,900     Korea Electric Power Corp. ADR                                        211,216
                      546     Korea Exchange Bank                                                     2,473
                    4,632     L.G. Chemical Ltd.                                                     91,011
                    3,600     Pohang Iron & Steel Co. Ltd.                                          335,569
                    4,466     Samsung Electronics Co.                                               310,702
                    2,500     Shinsegae Department Store Co.                                        111,734
                    5,898     SK Corp.                                                              123,844
                        3     SK Telecom Co. Ltd.                                                     3,799
 Rights
                      357     Samsung Electronics Co.*                                                3,793
Warrants
                    1,000     Korea Telecom*                                                         49,460
                    1,000     Pohang Iron & Steel Co. Ltd.*                                          78,780
                      250     SK Telecom Co. Ltd.*                                                  276,806
                                                                                               ------------
                                                                                                  1,778,017
                                                                                               ------------

Luxembourg (0.4%)
Common Stock
                    5,000     Quilmes Industrial SA ADR                                              56,562
                                                                                               ------------

Mauritius (0.3%)
Common Stock
                   58,700     State Bank of Mauritius Ltd.*                                          37,321
                                                                                               ------------

Mexico (14.5%)
Common Stock
                   10,000     Alfa SA de CV                                                          35,046
                   19,000     ARA SA de CV*                                                          64,751
                   38,200     Cemex SA de CV                                                        166,129
                  147,400     Cifra SA de CV                                                        238,419
                   49,400     Fomento Economico Mexicano SA de CV                                   161,065
                   39,000     Grupo Financiero Banamex Accival SA de CV                              77,841
                   43,842     Grupo Industrial Bimbo SA de CV                                        83,938
                   17,400     Grupo Industrial Saltillo SA de CV                                     54,164
                   56,100     Grupo Modelo SA de CV                                                 142,675
                   12,000     Grupo Sanborns SA*                                                     20,020
                    2,700     Grupo Televisa SA GDR                                                 112,894
                   37,400     Industrias Penoles SA*                                                 95,497
                   30,900     Kimberly-Clarke de Mexico SA de CV                                     99,646
                    8,300     Telefonos de Mexico SA ADR                                            663,481
                                                                                               ------------
                                                                                                  2,015,566
                                                                                               ------------

Peru (1.0%)
Common Stock
                    3,500     CPT Telefonica del Peru SA ADS                                         50,750
                    7,370     Credicorp Ltd.                                                         81,070
                                                                                               ------------
                                                                                                    131,820
                                                                                               ------------

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Schedule of Investments (continued)
As of May 31, 1999

          Shares                              Security Description                                 Value
          ------                              --------------------                                 -----
Philippines (3.0%)
Common Stock
                  160,600     Ayala Corp.                                                      $     51,704
                   99,000     Far East Bank & Trust Co.                                             149,606
                  130,000     First Philippine Holdings Corp.                                       163,995
                   22,000     San Miguel Corp.                                                       49,435
                                                                                               ------------
                                                                                                    414,740
                                                                                               ------------

Poland (1.6%)
Common Stock
                    2,500     Bank Rozwoju Eksportu SA                                               67,160
                    4,750     Elektrim Spolka Akcyjna SA                                             55,454
                    1,200     KGHM Polska Miedz SA                                                   14,550
                   14,060     Telekomunikacja Polska SA*                                             84,712
                                                                                               ------------
                                                                                                    221,876
                                                                                               ------------

Russia (1.6%)
Common Stock
                      810     Lukoil Holding ADR                                                     30,132
                   11,265     RAO Unified Energy Systems GDR                                         65,901
                   16,360     Surgutneftegaz ADR                                                    125,808
                                                                                               ------------
                                                                                                    221,841
                                                                                               ------------

South Africa (8.8%)
Common Stock
                   17,500     ABSA Group Ltd.                                                        80,240
                    4,655     Anglo American plc*                                                   214,377
                   21,936     Barlow Ltd.                                                           101,987
                        1     Edgar Stores Ltd.                                                           6
                   17,100     Ellerine Holdings Ltd.                                                 58,531
                   88,100     First Rand Ltd.                                                        82,767
                   25,441     LA Retail Stores Ltd.                                                  34,628
                    7,776     Liberty Life Association of Africa Ltd.                               104,719
                  102,900     Malbak Ltd.                                                            52,791
                   26,400     Nampak Ltd.                                                            52,906
                    9,000     Rembrandt Group Ltd.                                                   63,847
                   86,376     Sanlam Ltd.*                                                           83,086
                   18,400     Sappi Ltd.                                                            112,095
                   19,900     Sasol Ltd.                                                            113,258
                    8,975     South African Breweries Ltd.*                                          72,087
                                                                                               ------------
                                                                                                  1,227,325
                                                                                               ------------

Taiwan (7.7%)
Common Stock
                    8,000     Asustek Computer, Inc.                                                 92,594
                   13,000     Cathay Life Insurance Co.                                              44,465
                  236,000     Cheng Loong Co.*                                                      123,964
                   46,650     Compal Electronics, Inc.                                              124,656
                   67,000     Formosa Chemicals & Fibre Corp.                                        69,567
                   13,000     Synnex Technology International Corp.                                  71,858
                  131,000     Taishin International Bank                                             90,014
                   62,000     Taiwan Semiconductor Manufacturing Co.*                               222,476
                  174,000     United World Chinese Commercial Bank                                  230,086
                                                                                               ------------
                                                                                                  1,069,680
                                                                                               ------------

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Schedule of Investments (continued)
As of May 31, 1999

          Shares                              Security Description                                 Value
          ------                              --------------------                                 -----
Thailand (3.1%)
Common Stock
                    8,000     Bangkok Bank Public Co. Ltd.                                         $ 24,768
                   19,000     Electricity Generating Public Co. Ltd.                                 40,409
                    5,500     PTT Exploration and Production Public Co. Ltd.                         44,716
                    3,800     Siam Cement Public Co. Ltd.                                            98,619
                   38,000     Thai Airways International Public Co. Ltd.                             64,450
                  163,000     Thai Petrochemical Industry Public Co. Ltd.                            55,949
                   24,000     Total Access Communication Public Co. Ltd.                             82,080
Preferred Stock
                   19,500     Siam Commercial Bank Public Co. Ltd.                                   19,949
 Warrants
                   19,500     Siam Commercial Bank Public Co. Ltd.*                                   6,824
                                                                                               ------------
                                                                                                    437,764
                                                                                               ------------

Turkey (2.3%)
Common Stock
                5,270,070     Akbank TAS                                                             86,819
                3,083,074     Haci Omer Sabanci Holding                                              75,807
                1,600,000     KOC Holding AS                                                        123,924
                   31,210     Migros Turk TAS                                                        39,905
                                                                                               ------------
                                                                                                    326,455
                                                                                               ------------

Zimbabwe (0.8%)
Common Stock
                1,080,000     Econet Wireless Holdings*                                             108,990
                                                                                               ------------

                              Total Investments (95.5%) (cost $11,392,476)                       13,300,796

                              Other Assets Less Liabilities (4.5%)                                  624,406
                                                                                               ------------

                              Total Net Assets (100.0%)                                        $ 13,925,202
                                                                                               ============

(a) Fair valued security
 *  Non-income producing security.
ADR - American Depository Receipts
GDR - Global Depository Receipts

Forward Foreign Currency Exchange Contracts
Contracts to Sell

                                                                         Underlying Face            Unrealized
        Contract                                                            Amount of              Appreciation
          Date                Currency                  Units                  Value              (Depreciation)
        --------          ------------------          ---------          ---------------          --------------
        06/16/99          Brazilian Cruzeiro            136,380             $  78,900                $ 21,099
        06/22/99          Brazilian Cruzeiro             84,000                48,401                  11,598
        01/21/00          Hong Kong Dollar            1,220,000               156,270                  (3,401)
                                                                            ---------                --------
                                                                            $ 283,571                $ 29,296
                                                                            =========                ========

     The accompanying notes are an integral part of the financial statements

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
May 31, 1999

Assets:
      Investments (Note 2):
         Investments at cost                                              $ 11,392,476
         Net unrealized appreciation                                         1,908,320
                                                                          ------------

                            Total Investments at value                      13,300,796

      Cash                                                                     477,235
      Foreign currency (cost $22,659)                                           22,665
      Receivable for forward foreign currency contracts (Note 2)                29,296
      Receivable for dividends and interest                                     56,128
      Receivable for investments sold                                           53,793
      Receivable from investment adviser (Note 3)                               52,325
      Organization costs, net of amortization (Note 2)                             665
      Other assets                                                                 854
                                                                          ------------

                               Total Assets                                 13,993,757
                                                                          ------------

Liabilities:
      Payable for investments purchased                                         20,323
      Accrued expenses                                                          48,232
                                                                          ------------

                               Total Liabilities                                68,555
                                                                          ------------

                               Net Assets                                 $ 13,925,202
                                                                          ============

     The accompanying notes are an integral part of the financial statements.

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended May 31, 1999

Investment Income:
      Dividend income (net of foreign withholding tax of $19,329)                                      $   242,305
      Interest income                                                                                       64,910
                                                                                                       -----------
                               Total Investment Income                                                     307,215
                                                                                                       -----------

Expenses:
      Investment advisory (Note 3)                                                                         131,766
      Administration (Note 3)                                                                               13,177
      Subadministration (Note 3)                                                                            25,000
      Interest holder recordkeeping                                                                         12,254
      Custody                                                                                              141,091
      Accounting                                                                                            78,000
      Legal                                                                                                  2,745
      Audit                                                                                                 25,519
      Pricing services                                                                                      13,652
      Trustees                                                                                               1,573
      Amortization of organization costs (Note 2)                                                              194
      Miscellaneous                                                                                            939
                                                                                                       -----------
                               Total Expenses                                                              445,910
      Fees waived and expenses reimbursed (Note 6)                                                        (255,027)
                                                                                                       -----------
                               Net Expenses                                                                190,883
                                                                                                       -----------

Net Investment Income                                                                                      116,332
                                                                                                       -----------

Net Realized and Unrealized Gain (Loss) on Investments
      and Foreign Currency Transactions:
      Net realized loss on investments                                                                  (2,565,114)
      Net realized loss on foreign currency transactions                                                   (40,084)
                                                                                                       -----------
                               Net realized loss on investments and foreign currency transactions       (2,605,198)
                                                                                                       -----------

      Net change in unrealized appreciation on investments                                               4,254,694
      Net change in unrealized appreciation on foreign currency transactions                                25,516
                                                                                                       -----------
                               Net change in unrealized appreciation on investments and foreign
                                    currency transactions                                                4,280,210
                                                                                                       -----------

Net Realized and Unrealized Gain on Investments
      and Foreign Currency Transactions                                                                  1,675,012
                                                                                                       -----------

Net Increase in Net Assets Resulting from Operations                                                   $ 1,791,344
                                                                                                       ===========

     The accompanying notes are an integral part of the financial statements.

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                   For the               For the Period
                                                                                 Year Ended                   Ended
                                                                                May 31, 1999            May 31, 1998 (a)
                                                                                ------------            ----------------
Net Assets, Beginning of Period                                                 $ 26,730,035              $          -
                                                                                ------------              ------------

Operations:
   Net investment income                                                             116,332                   210,351
   Net realized loss on investments and foreign currency transactions             (2,605,198)                 (518,984)
   Net change in unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                            4,280,210                (2,346,562)
                                                                                ------------              ------------
   Net increase (decrease) in net assets resulting from operations                 1,791,344                (2,655,195)
                                                                                ------------              ------------


Transactions in Investors' Beneficial Interest:
   Contributions                                                                   8,838,138                39,419,804
   Withdrawals                                                                   (23,434,315)              (10,034,574)
                                                                                ------------              ------------
   Net increase (decrease) in net assets from transactions in investors'
      beneficial interest                                                        (14,596,177)               29,385,230
                                                                                ------------              ------------
   Net increase (decrease) in net assets                                         (12,804,833)               26,730,035
                                                                                ------------              ------------

Net Assets, End of Period                                                       $ 13,925,202              $ 26,730,035
                                                                                ============              ============

(a) From October 30, 1997 (commencement of operations) through May 31, 1998.

     The accompanying notes are an integral part of the financial statements.

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Financial Highlights

Portfolio performance for the following periods:

                                                                                         For the                    For the
                                                                                       Year Ended                Period Ended
                                                                                      May 31, 1999             May 31, 1998 (a)
                                                                                      ------------             ----------------
Net Assets at End of Period (in thousands)                                               $13,925                  $26,730
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees                                         1.45%                    1.45%(b)
    Expenses excluding reimbursement/waiver of fees                                         3.38%                    2.38%(b)
    Net investment income including reimbursement/waiver of fees                            0.88%                    1.35%(b)
Portfolio Turnover Rate                                                                      177%                      23%

(a) From October 30, 1997 (commencement of operations) through May 31, 1998.
(b) Annualized.

     The accompanying notes are an integral part of the financial statements.

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1.  Organization

         Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. As of May 31,1999, Schroder Core, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), had eight investment portfolios. Included in this report is Schroder EM Core Portfolio (the "Portfolio"), a non-diversified portfolio that commenced operations on October 30, 1997. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold without any sales charges in private placement transactions to qualified investors, including open-end management investment companies.

Note 2.  Significant Accounting Policies

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following summarizes the significant accounting policies of the
Portfolio:

Security Valuation
         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at the mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, generally are valued at the most recent reported mid-market price. Prices used for valuations may be provided by independent pricing services. Domestic short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price, then marked to market to recognize any gain or loss on the transaction. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core's Board of Trustees. As of May 31, 1999, the Portfolio held a position in one fair valued security with a market value of $153,162, representing 1.1% of the Portfolio's net assets.

Security Transactions and Investment Income
         Investment transactions are accounted for on the trade date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect on the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows:
(i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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Schroder EM Core Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

Repurchase Agreements
         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

Expense Allocation
         Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are directly attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's net assets.

Organization Costs
         Costs incurred by the Portfolio in connection with its organization are being amortized on a straight line basis over a five-year period.

Note 3.  Investment Advisory and Other Services

Investment Adviser
         Schroder Investment Management North America Inc. ("SIMNA") serves as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement with the Portfolio. Until July 1, 1999, Schroder Capital Management International Inc. ("SCMI") served as the investment adviser to the Portfolio; on that date, SCMI was merged into SIMNA, and SIMNA commenced serving as investment adviser to the Portfolio. SCMI was, and SIMNA is, a wholly owned subsidiary of Schroder U.S. Holdings, Inc. Pursuant to the Investment Advisory Agreement, SIMNA is entitled to receive from the Portfolio an annual fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio.

Administrator and Subadministrator
         The administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Portfolio. Through May 31,1999, the Portfolio paid subadministration fees to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.075% of the average daily net assets of the Portfolio, subject to a minimum annual fee of $25,000. Effective June 1,1999, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under the agreement, the Portfolio, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates:
0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of the assets in excess of $3.4 billion, subject to certain minimum requirements.

 Note 4.  Purchases and Sales of Securities

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the period ended May 31,1999, were $20,183,299 and $32,699,783, respectively.

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Schroder EM Core Portfolio
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Notes to Financial Statements (continued)

         For federal income tax purposes, the tax basis of investment securities owned as of May 31,1999, was $11,632,298, and the net unrealized appreciation of investment securities was $1,668,498. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,453,973, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $785,475.

Note 5.  Federal Taxes

         The Portfolio is not required to pay federal income tax on its net investment income and net capital gain because it is treated as a partnership for federal income tax purposes. All interest, dividends, gain or loss of the Portfolio is deemed to have been "passed through" to the Portfolio's interestholders in proportion to their holdings of the Portfolio, regardless of whether such interest, dividends or gain has been distributed by the Portfolio.

         Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Note 6.  Waiver of Fees and Reimbursement of Expenses

         SIMNA is contractually obligated to reduce its compensation for the current fiscal year (and, if necessary, to pay certain other expenses) until December 31, 1999, to the extent that the Portfolio's expenses exceed 1.45% of the Portfolio's average daily net assets. SIMNA and Schroder Advisors may voluntarily waive all or a portion of their fees, from time to time. For the period ended May 31,1999, SCMI, Schroder Advisors, and FAdS voluntarily waived fees of $131,766, $13,177, and $15,117, respectively. In addition, Schroder Advisors reimbursed expenses in the amount of $94,967.

Note 7.  Concentration of Risk

         The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Portfolio is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Portfolio invests in countries with limited or developing capital markets. Investments in these markets may involve greater risks than investments in more developed markets.

                                       23
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Schroder EM Core Portfolio
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Report of Independent Accountants

To the Trustees of Schroder Capital Funds and Investors of Schroder EM Core
Portfolio:


         In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder EM Core Portfolio (a separate portfolio of Schroder Capital Funds) at May 31,1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31,1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                 PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 1999

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TRUSTEES

Nancy A. Curtin, Chairman
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab


INVESTMENT ADVISER
Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

ADMINISTRATOR AND DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AND DIVIDEND DISBURSING
AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA  02171
(800) 464-3108

COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


This report is for the information of the shareholders of the Schroder Emerging Markets Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.